Contingencies	12 Months Ended
Dec. 31, 2020
Commitments and Contingencies Disclosure [Abstract]
Contingencies

Note 10. Contingencies

Patent Law-Based Claim

On November 23, 2017, a former employee, whose employment had been terminated by the Company in 2008 and who had previously unsuccessfully filed a suit against the Company, brought an additional proceeding against the Company under Section 134 of the Israeli Patent Law seeking compensation and royalties for service inventions he invented while he served as an employee of the Company. In this new proceeding, the former employee claimed to be entitled to receive royalties in an amount equal to: (a) 20% of the benefits, revenues and /or savings generated by the Company in the past and in the future, including the rise in the value of the Company, as determined in the merger with Stratasys Inc., which took place in December 2012; (b) 20% of the gross profit generated by the Company in the past and 9% of the gross profit produced and that will be produced by the Company; (c) 20% of the gross profit generated by the Company in the past and the relative share of the former Objet entity of the Company in the total gross profit produced and that will be produced by the Company; or (d) 20% of the value of the service inventions at issue. The Company has successfully defended against the described proceeding, leading to its dismissal in February 2020, with no required payments to the former employee.

The Company is a party to various other legal proceedings, the outcome of which, in the opinion of management, will not have a significant adverse effect on the financial position, profitability or cash flows of the Company.